SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 25, 2004

ShoLodge, Inc.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

ITEM 2.01 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
Signatures
Ex-99.1 Press Release

ITEM 2.01 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 25, 2004, the Company issued a press release announcing financial results for the fiscal quarter ended July 11, 2004, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

     99.1 Press Release dated August 25, 2004*

*	Filed herewith

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.
Date: August 25, 2004	By:	/s/ Bob Marlowe
Bob Marlowe
Secretary-Treasurer Chief Accounting Officer